UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

VOYA PRIME RATE TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Voya Prime Rate Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

[    ], 2021

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of Voya Prime Rate Trust (the “Fund”) to be held on May 21, 2021 at [    ] a.m., Eastern Time. You will be able to participate in the Special Meeting, vote and submit your questions via live webcast by visiting [____].

At the Special Meeting, shareholders of the Fund (“Shareholders”) will vote on a proposal to approve a new investment management agreement between the Fund and Saba Capital Management, L.P. (“Saba”) (the “New Management Agreement”). The Fund’s current investment adviser, Voya Investments, LLC (“VIL”), and the Fund’s current sub-adviser, Voya Investment Management Co. LLC (“Voya IM”), have submitted their respective resignations, effective as of June 22, 2021. At meetings of the Board of Trustees of the Fund (the “Board”) held on March 22, 2021 and April 1, 2021, respectively, the independent members of the Board, after careful consideration, determined to select Saba to serve as investment manager of the Fund and to assume responsibility for providing the investment management services that are now provided to the Fund by VIL and Voya IM (the “Adviser Transition”), and to approve the New Management Agreement in connection with such Adviser Transition. The New Management Agreement must also be approved by Shareholders to become effective.

As described in the accompanying Proxy Statement, the terms of the New Management Agreement differ from the terms of the current investment management agreement between the Fund and VIL in view of revisions necessary to bring the New Management Agreement in line with recent market precedent in the registered closed-end fund space, and to reflect the fact that the Fund expects to retain a third-party administrator to provide administrative services to the Fund as part of the Adviser Transition. There will be no change in fees payable by the Fund under the New Management Agreement, nor is it expected that the Fund will bear any increase in the aggregate amount of other fees or expenses as a result of the Adviser Transition. In addition, Saba expects to enter into an expense limitation agreement with the Fund, to be effective upon consummation of the Adviser Transition, on substantially the same terms as the current expense limitation agreement.

The Board, including a majority of non-interested trustees, has approved the New Management Agreement and believes it to be in the best interests of the Fund and its Shareholders. Subject to obtaining approval by Shareholders of the New Management Agreement, and to the satisfaction of various other conditions that are described in the enclosed Proxy Statement, it is expected that the Adviser Transition will be effected on or about June 1, 2021, but may occur earlier, but in no event later than June 22, 2021. This proposal is explained more fully in the accompanying Proxy Statement. Shareholders are also being asked to approve changes to certain fundamental policies of the Fund, in order to provide the Fund with greater investment flexibility subsequent to the Adviser Transition. In addition, Shareholders are being asked to approve a change of the Fund’s investment objective.

In connection with the Adviser Transition, the Board requested that the Fund begin to liquidate a portion of its portfolio to provide additional liquidity and investment flexibility subsequent to completion of the Adviser Transition. Accordingly, as of March 31, 2021, approximately $76.3 Million, representing approximately 12.7% of the portfolio, was held in cash or cash equivalents, and up to 30% of the Fund’s portfolio may ultimately consist of cash and cash equivalents immediately prior to completion of the Adviser Transition. As a result, the Fund’s expected average yield on its investments and corresponding net investment income available for distribution to shareholders will likely be reduced on a temporary basis.

Following the completion of the Adviser Transition, the Fund’s name will change to Saba Capital Income & Opportunities Fund. The common shares of the Fund will continue to be listed on the New York Stock Exchange, although the ticker symbol will change upon the change in the name of the Fund to [BRW]. Further details regarding the business to be conducted at the Special Meeting are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting. If you are unable to attend the Special Meeting virtually, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided, vote your shares by telephone, or vote via the Internet. Your vote is important.

Sincerely yours,
Andrew Kellerman
Chairperson of the Board and Trustee

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of

Shareholders to Be Held on May 21, 2021.

This Proxy Statement and Notice of the Special Meeting of Shareholders are

available at: [___]

The following information applicable to the Special Meeting may be found in the proxy statement and accompanying proxy card:

•	The date, time and location of the meeting;
•	A list of the matters intended to be acted on and our recommendations regarding those matters;
•	Any control/identification numbers that you need to access your proxy card; and
•	Information about attending the meeting and voting.

Voya Prime Rate Trust

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

[____]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2021

To the Shareholders of Voya Prime Rate Trust:

The Special Meeting of Shareholders (the “Special Meeting”) of Voya Prime Rate Trust (the “Fund”) will be held on May 21, 2021 at [    ] a.m., Eastern Time for the following purposes:

1.	To approve the New Investment Management Agreement between the Fund and Saba Capital Management, L.P.;

2.	To remove the Fund’s fundamental investment restriction relating to investing in warrants;

3.	To remove the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements;

4.	To remove the Fund’s fundamental investment restriction relating to investing in other investment companies;

5.	To approve a change of the Fund’s investment objective and to make the investment objective non-fundamental;

6.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

7.	To transact such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

You will be able to participate in the Special Meeting, vote and submit your questions via live webcast by visiting [____]. Prior to the Special Meeting you will be able to vote electronically at [____].

THE BOARD OF TRUSTEES, INCLUDING THE NON-INTERESTED TRUSTEES,

UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

Each proposal is discussed in greater detail in the enclosed Proxy Statement. You have the right to receive notice of and to vote at the Special Meeting if you were a shareholder of record at the close of business on March 8, 2021. Whether or not you expect to attend the meeting virtually, please sign the enclosed proxy and return it promptly in the self-addressed envelope provided, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or submit your vote through the Internet website as indicated on the proxy card. Instructions are shown on the proxy card. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Special Meeting, the Special Meeting may be adjourned in order to permit further solicitation of proxies by the Fund.

By Order of the Board of Trustees,

Andrew Kellerman
Chairperson of the Board and Trustee

New York, New York

[____]

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope, vote your shares by telephone, or vote via the Internet. Even if you vote your shares prior to the Special Meeting, you still may attend the meeting virtually and vote your shares.

If you have any questions about the special meeting or any of the proposals after reading the accompanying proxy statement, please contact our proxy solicitor, [_____]:

[_____]

[_____]

Shareholders may call toll free: [_____]

Banks and Brokers may call collect: [_____]

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q1: Why did you send me this proxy statement?

A:

The Fund sent you this proxy statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Special Meeting. The Special Meeting will be held on May 21, 2021 at [    ] a.m., Eastern Time. You will be able to participate in the Special Meeting, vote and submit your questions via live webcast by visiting [____].

This proxy statement summarizes the information regarding the matters to be voted upon at the Special Meeting. However, you do not need to attend the Special Meeting to vote your shares. You may simply complete, sign, and return the enclosed proxy card, or submit your vote by calling toll free at the telephone number indicated on the enclosed proxy card, or vote your shares through the Internet, as indicated on the proxy card.

As of March 8, 2021, the date for determining shareholders of the Fund (“Shareholders”) entitled to vote at the Special Meeting (the “Record Date”), there were [_____] of the Fund’s common shares of beneficial interest. If you owned shares on the Record Date, you are entitled to one vote for each whole share you owned as of that date and any fractional share shall be entitled to a proportionate fractional vote. The Fund began mailing this proxy statement on or about [_____], 2021 to all Shareholders entitled to vote their shares at the Special Meeting.

Q2: What am I being asked to vote on?

A:	At the Special Meeting, Shareholders are being asked to vote for the following proposals:

1.	To approve the New Investment Management Agreement between the Fund and Saba Capital Management, L.P.;

2.	To remove the Fund’s fundamental investment restriction relating to investing in warrants;

3.	To remove the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements;

4.	To remove the Fund’s fundamental investment restriction relating to investing in other investment companies;

5.	To approve a change of the Fund’s investment objective and to make the investment objective non-fundamental;

6.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

7.	To transact such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

Q3: What is the quorum requirement for the Special Meeting?

A:	A quorum of Shareholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, virtually or by proxy, of the holders of a majority of the shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. However, abstentions will be disregarded in determining the “votes cast” on a proposal and will not affect the outcome.

If a quorum is not present at the Special Meeting, the Shareholders who are represented may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies. On the Record Date, there were [_____] of the Fund’s shares outstanding and entitled to vote. Thus, [_____] shares must be represented by Shareholders present at the Special Meeting or by proxy to have a quorum.

Q4: What is the Adviser Transition

A:

As discussed in more detail in the enclosed Proxy Statement, the Fund’s current investment adviser, Voya Investments, LLC (“VIL”), and the Fund’s current sub-adviser, Voya Investment Management Co. LLC (“Voya IM”), have submitted their respective resignations, effective as of June 22, 2021. Thus, at meetings of the Board held on March 22, 2021 and April 1, 2021, respectively, the independent members of the Board, after careful consideration, determined to select Saba to serve as investment adviser of the Fund and to assume responsibility for providing investment management services that are now provided to the Fund by VIL and Voya IM (the “Adviser Transition”), and approve a new investment management agreement (the “New Management Agreement”) in connection with such Adviser Transition. The New Management Agreement must be approved by Shareholders to become effective

Q5: Why am I being asked to vote on the New Management Agreement?

A:

The Investment Company Act of 1940, as amended (the “1940 Act”) requires that a new investment management agreement be approved by both a majority of an investment company’s “non-interested” trustees and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act. Therefore, Shareholders are being asked to approve the New Management Agreement with Saba. The Board of Trustees believes that approval of the New Management Agreement will provide the benefits to the Fund discussed below. The Board of Trustees, including a majority of Non-interested Trustees (as defined in the enclosed Proxy Statement), has approved the New Management Agreement and believes it to be in the best interests of the Fund and its Shareholders.

Q6: What are the benefits of the Adviser Transition to the Fund and its Shareholders?

A:

In evaluating the New Management Agreement, the Board of Trustees considered materials detailing Saba’s background and investment experience as a firm generally, as well as the experience of its senior management team.

Saba is a registered investment adviser founded in 2009. Saba is a spin-out of a proprietary investing group founded by Boaz Weinstein at Deutsche Bank in 1998. Saba manages $3.2 billion across four core strategies: Credit Relative Value, Tail Hedge, SPACs and Closed-End Funds. Saba’s investors are predominantly institutions and include public and corporate pension plans, endowments and foundations, family offices, banks and insurers, bank private wealth platforms, fund of funds and certain high net worth individuals.

Upon consummation of the Adviser Transition, the Fund will be led by the senior management team of Saba, including Boaz Weinstein, Pierre Weinstein, Andrew Kellerman, Michael D’Angelo, Xavier Riera and Nitin Sapru. Boaz Weinstein will replace Dina Santoro as President of the Fund and Pierre Weinstein

will replace Michael Bell as Chief Executive Officer. Boaz Weinstein, Pierre Weinstein (no relation to Boaz) and Paul Kazarian will serve as portfolio managers of the Fund.

The Board of Trustees discussed Saba’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the Fund and its Shareholders2:

•	The Fund may benefit from Saba’s extensive expertise in the credit space generally.

•

The Fund may also benefit from Saba’s sophisticated investment advisory platform and resources, including its experience analyzing alternative opportunistic investments that may provide attractive risk-adjusted returns in addition to the Fund’s core credit focus.

•	Saba is well capitalized and is able to attract and retain personnel necessary to provide quality investment advisory services to the Fund.

Q7: What are the conditions of the Adviser Transition?

A:

The consummation of the Adviser Transition is subject to approval of the New Management Agreement by the Fund’s Shareholders. It is expected the Adviser Transition will take place on or about June 1, 2021, but may occur earlier, but in no event later than June 22, 2021.

Q8: How will the Adviser Transition affect the Fund’s investment objective and strategy?

A:

In connection with the Adviser Transition, and as described in the enclosed Proxy Statement, Shareholders are being asked to approve the removal of certain fundamental policies of the Fund, in order to provide the Fund with greater investment flexibility. In addition, Shareholders are being asked to approve a change to the investment objective of the Fund and to make the investment objective non-fundamental. If approved by Shareholders, subsequent to the Adviser Transition, the Fund’s investment objective will be to seek to provide investors with a high level of current income, with a secondary goal of capital appreciation. Saba has indicated that it intends to seek to achieve the Fund’s investment objective by investing in credit investments similar to those presently held by the Fund, while also opportunistically targeting certain debt investments and equity investments in market sectors, such as in the registered closed-end fund and special purpose acquisition company, or “SPAC”, spaces, where it believes it can achieve attractive risk-adjusted returns that augment the Fund’s primary credit focus.

Q9: Will the Fund continue to be publicly traded after the Adviser Transition?

A:	Yes. The shares of the Fund will continue to be traded on the New York Stock Exchange under the symbol [BRW].

Q10: Will the Fund’s name change?

A:	The Board has approved the change in the Fund’s name to Saba Capital Income & Opportunities Fund, subject to and effective upon the completion of the Adviser Transition.

Q11: Will the management fees payable to Saba under the New Management Agreement increase as a result of the Adviser Transition?

A:	No. The management fee payable under the New Management Agreement will remain at an annual rate of 1.05% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

Q12: How does the Board of Trustees recommend that I vote with respect to the proposal to approve the New Management Agreement?

A:

In evaluating the New Management Agreement, the Board of Trustees reviewed certain materials furnished by Saba. The Board of Trustees discussed the philosophy of management, historical performance, and methods of operations, and believes that the New Management Agreement is in the best interests of the Fund and its Shareholders. Accordingly, after careful consideration, the Board of Trustees unanimously recommends that you vote “FOR” the proposal to approve the New Management Agreement.

Q13: Do any of the Fund’s trustees or officers have an interest in the approval of the New Management Agreement that is different from that of the Fund’s Shareholders generally?

A:

As described in this proxy statement under “Conflicts of Interests of Our Trustees in the Adviser Transition” beginning on page [_], two of the members of the Board of Trustees are employed by Saba, and accordingly these Trustees have conflicts of interests in connection with the vote on the New Management Agreement. As a result of such conflicts, a special committee consisting solely of Trustees who have no affiliation with Saba initially reviewed Saba’s proposal to become investment adviser to the Fund, and recommended Saba’s appointment to the full Board.

Q14: Will the Fund bear the costs associated with the Adviser Transition and the Special Meeting?

A:

No. Saba will bear the costs associated with the board and shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Shareholder votes in connection with the Special Meeting.

Q15: How do I vote by proxy and how many votes do I have?

A:

If you properly sign and date the accompanying proxy card, and the Fund receives it in time for the Special Meeting, the persons named as proxies on the proxy card will vote the shares in the manner that you specified. If you sign the proxy card, but do not make specific choices, the shares represented by such proxy will be voted as recommended by the Board of Trustees. You may also vote your shares by calling toll free or through the Internet by following the instructions set forth on the enclosed proxy card.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

If you require assistance with voting proxy or have any questions about the special meeting, please contact our proxy solicitor, [_____], toll-free at [____].

If any other matter is presented, the shares represented by such proxy will be voted in accordance with the best judgment of the person or persons exercising authority conferred by the proxy at the Special Meeting. You have one vote for each share that you own on the Record Date. The proxy card indicates the number of shares that you owned on the Record Date.

Q16: What does it mean if I receive more than one proxy card?

A:

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Q17: May I revoke my proxy?

A:

Yes. You may change your mind after you send in your proxy card or authorize your shares by telephone, through the Internet or at the Special Meeting by following these procedures. To revoke your proxy:

•

deliver a written revocation notice prior to [___] a.m., Eastern Time, on [___] to our proxy tabulator, [____]., c/o [____]; indicate your revocation prior to [____] a.m., Eastern Time, on [____] by calling toll free at [____] or through the Internet website of [____] at [_____]; deliver a later-dated proxy by following the instructions on your proxy card; or

•

vote virtually at the Special Meeting on May 21, 2021. If you hold common shares through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions.

Q18: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:

Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with our transfer agent, BNY Mellon Investment Servicing (US) Inc.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a bank, brokerage firm or other nominee and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee how to vote your shares by following the voting instructions your bank, brokerage firm or other nominee provides. If you do not provide your bank, brokerage firm or other nominee with instructions on how to vote your shares, your bank, brokerage firm or other nominee will not be able to vote your shares with respect to any of the proposals. Please see “What if I do not specify how my shares are to be voted?” for additional information.

Q19: What will happen if I do not vote my shares?

A:

Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or the Internet or virtually at the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owners. If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a shareholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares. Under the rules of the New York Stock Exchange (“NYSE”), your brokerage firm or other nominee does not have discretion to vote your shares on non-routine matters such as Proposals 1, 2, 3, 4, 5 and 6. Accordingly, there will be no broker non-votes with respect to Proposals 1, 2, 3, 4, 5 and 6.

Q20: What is the vote required for each proposal?

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions
Proposal 1 — To approve the New Investment Management Agreement between the Fund and Saba Capital Management, L.P.;	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.*	No	Abstentions will have the effect of a vote against this proposal.
Proposal 2 — To remove the Fund’s fundamental investment restriction relating to investing in warrants;	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.	No	Abstentions will have the effect of a vote against this proposal.
Proposal 3 — To remove the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements;	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.	No	Abstentions will have the effect of a vote against this proposal.
Proposal 4 — To remove the Fund’s fundamental investment restriction relating to investing in other investment companies;	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.	No	Abstentions will have the effect of a vote against this proposal.
Proposal 5 — To approve a change of the investment objective and to make the investment objective non-fundamental;	Affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting.	No	Abstentions will have the effect of a vote against this proposal.
Proposal 6 — To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	Affirmative vote of the holders of a majority of the votes cast at the Special Meeting.	No	Abstentions will have the effect of a vote against this proposal.

*

For purposes of this proposal, consistent with the 1940 Act, “a majority of the outstanding common shares is the lesser of: (i) 67% or more of our common shares present at the Special Meeting if the holders of more than 50% of our outstanding common shares are present or represented by proxy, or (ii) more than 50% of our outstanding common shares.

Since banks, brokerage firms or other nominees do not have discretion to vote on Proposals 1, 2, 3, 4, 5 or 6, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Q21: What if I do not specify how my shares are to be voted?

A:	Shareholders of Record. If you are a shareholder of record and you submit a proxy, but you do not provide voting instructions, your shares will be voted as follows:

•	Proposal 1 — FOR the approval of the New Investment Management Agreement between the Fund and Saba Capital Management, LP;

•	Proposal 2 — FOR the removal of the Fund’s fundamental investment restriction relating to investing in warrants;

•	Proposal 3 — FOR the removal of the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements;

•	Proposal 4 — FOR the removal of the Fund’s fundamental investment restriction relating to investing in other investment companies;

•	Proposal 5 — FOR the approval of changing the investment objective and making the investment objective non-fundamental;

•	Proposal 6 — FOR the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies; and

•	In the discretion of the named proxies regarding any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners. If you are a beneficial owner and you do not provide the bank, brokerage firm or other nominee that holds your shares with voting instructions, the bank, brokerage firm or other nominee will determine if it has the discretionary authority to vote on the particular matter. Under the NYSE’s rules, banks, brokerage firms and other nominees do not have discretion to vote on non-routine matters such as Proposals 1, 2, 3, 4, 5 or 6. Accordingly, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your bank, brokerage firm or other nominee will not vote your shares on Proposals 1, 2, 3, 4, 5 or 6 and your shares will not be counted as present for purposes of meeting the quorum requirement.

Q22: What are abstentions and broker non-votes?

A:

An abstention represents action by a shareholder to refrain from voting “for” or “against” a proposal. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a shareholder of record, but that were not cast because the brokerage firm (i) lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares, or (ii) had discretionary voting authority but nevertheless refrained from voting on the matter. Since brokerage firms do not have discretion to vote on non-routine matters such as Proposals 1, 2, 3, 4, 5 or 6 (and consequently there will be no broker non-votes with respect to Proposals 1, 2, 3, 4, 5 or 6), if you do not provide voting instructions to your brokerage firm, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Q23: What will happen if Proposal 1 is not approved

A:

If the New Management Agreement is not approved by Shareholders, the Board will consider such other actions, including the approval of an investment management agreement with a firm other than Saba, as it determines to be in the best interests of the Fund and Shareholders. The Board may also determine to approve an interim investment management agreement to enable Saba to serve as investment adviser of the Fund following the resignation of VIL. However, an interim agreement may remain in effect for a period of not more than 150 days, and a new investment management agreement must be approved by the Board and by Shareholders for Saba to continue to serve as adviser to the Fund after expiration of the term of the interim agreement.

Q24: What will happen if Proposals 2, 3, 4, or 5 are not approved?

A:

If Proposals 2, 3, or 4 are not approved, the relevant investment restriction will remain unchanged. If Proposal 5 is not approved, the investment objective will remain unchanged and will remain fundamental.

Q25: How do I find out the results of the voting at the Special Meeting?

A:

Preliminary voting results will be announced at the Special Meeting. Final voting results will be included in the semi-annual report of the Fund for the period ended August 31, 2021, which will be sent to Shareholders on or before October 30, 2021.

Q26: Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of the Fund’s common shares, please contact [_____]:

[____]

[____]

Shareholders may call toll free: [_____]

Banks and Brokers may call collect: [_____]

VOYA PRIME RATE TRUST

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258-2034

[____]

PROXY STATEMENT

Special Meeting of Shareholders

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Voya Prime Rate Trust. (the “Fund,” “we,” “us” or “our”) for use at the Fund’s Special Meeting of Shareholders (the “Special Meeting”) of Voya Prime Rate Trust (the “Fund”) to be held on May 21, 2021 at [    ] a.m., Eastern Time. You will be able to participate in the Special Meeting, vote and submit your questions via live webcast by visiting [____]. This Proxy Statement and the accompanying proxy card are first being sent to Shareholders on or about [____], 2021. This Proxy Statement is also available on the proxy tabulator’s website at [____].

We encourage you to vote your shares, either by voting virtually at the Special Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card, or otherwise provide voting instructions, either via the Internet or by telephone, and the Fund receives it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the matters listed in the accompanying Notice of Special Meeting of Shareholders.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

Purpose of Meeting

At the Special Meeting, you will be asked to vote on the following proposals:

1.	To approve the New Investment Management Agreement between the Fund and Saba Capital Management, L.P. (Proposal 1);

2.	To remove the Fund’s fundamental investment restriction relating to investing in warrants (Proposal 2);

3.	To remove the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements (Proposal 3);

4.	To remove the Fund’s fundamental investment restriction relating to investing in other investment companies (Proposal 4);

5.	To approve a change of the investment objective and to make the investment objective non-fundamental (Proposal 5);

6.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies (Proposal 6); and

7.	To transact such other business as may properly come before the Special Meeting, or any postponement or adjournment thereof.

Record Date and Voting Securities

You may vote your shares, virtually or by proxy, at the Special Meeting only if you were a Shareholder of record at the close of business on March 8, 2021 (the “Record Date”). On the Record Date, there were [____] of the Fund’s common shares of beneficial interest. Each share is entitled to one vote.

Quorum Required

A quorum must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, virtually or by proxy, of the holders of a majority of the shares outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as Proposals 1, 2, 3, 4, 5 or 6, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement. As of the Record Date, there were [____] shares of the Fund’s shares outstanding and entitled to vote thereon. Thus, [____] shares must be represented by Shareholders present at the Special Meeting or by proxy to have quorum.

If a quorum is not present at the Special Meeting, the Shareholders who are represented at the Special Meeting may adjourn the Special Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you must follow the voting instructions you receive from your bank, brokerage firm or other nominee. If you hold shares through a bank, brokerage firm or other nominee and you want to vote virtually at the Special Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Special Meeting. If you do not vote virtually at the Special Meeting or submit voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

If your shares are registered in the name of a bank or brokerage firm, you will receive a copy of the Proxy Statement, either by paper or electronically, and you may be eligible to vote your shares electronically via the Internet or by telephone by following the instructions set forth on your voting instruction form.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of common shares you may authorize a proxy to vote on your behalf, as described on the enclosed proxy card. Authorizing your proxy will not limit your right to vote virtually at the Special Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxy holder will vote your shares according to the Board of Trustees’ recommendations. You may return the enclosed proxy card by mail in the enclosed, self-addressed envelope, or you may vote your shares by calling toll free or voting through the Internet by following the instructions set forth on the enclosed proxy card.

Revoking Your Proxy

•	If you are a Shareholder of record, you can revoke your proxy at any time before it is exercised by:

•	deliver a written revocation notice prior to [___] a.m., Eastern Time, on [___], 2021 to our proxy tabulator, [_____];

•	indicate your revocation prior to [___] a.m., Eastern Time, on [____], 2021 by calling toll free at [____] or through the Internet website of [____] at [____];

•	deliver a later-dated proxy by following the instructions set forth on the enclosed proxy card;

•	vote virtually at the Special Meeting on [____], 2021.

If you require assistance with voting proxy or have any questions about the special meeting, please contact our proxy solicitor, [_____] toll-free at [_____].

If you hold common shares through a broker, bank or other nominee, you must follow the instructions you receive from your broker, bank or other nominee in order to revoke your voting instructions. Attending the Special Meeting does not revoke your proxy unless you also vote virtually at the Special Meeting.

Vote Required

Approval of the New Management Agreement. Approval of the New Management Agreement requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve the New Management Agreement. For purposes of approval of the New Management Agreement, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of our outstanding common shares as of the Record Date. Abstentions will have the effect of a vote against the New Management Agreement. Since banks, brokerage firms or other nominees do not have discretion to vote on non-routine matters such as the approval of the New Management Agreement, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Approval of Changes to Fundamental Investment Restrictions. The approval of each change requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, virtually or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Abstentions will have the effect of a vote against the changes.

Approval of Change to Investment Objective. The approval of the change requires the affirmative vote of a majority of the Fund’s outstanding voting securities as defined in the 1940 Act. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present, virtually or represented by proxy, at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less. Abstentions will have the effect of a vote against the change.

Adjournment of Special Meeting. Approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Abstentions will have the effect of a vote against this proposal.

Additional Solicitation. If there are not enough votes to approve the New Management Agreement or to approve Proposals 2, 3, 4 or 5, a majority of the shareholders who are represented may adjourn the Special Meeting to permit the further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against the proposal for which an adjournment is sought, to permit the further solicitation of proxies.

Also, a shareholder vote may be taken to approve the New Management Agreement prior to any such adjournment if there are sufficient votes for approval the New Management Agreement.

Information Regarding This Solicitation

Saba will bear the costs associated with the board and shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the shareholder votes in connection with the Special Meeting.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by trustees, officers or employees of the Fund and/or officers or employees of Saba. Saba is located at 405 Lexington Ave., 58th Floor, New York, NY 10174. No additional compensation will be paid to trustees, officers or regular employees of the Fund or Saba for such services. Saba has also retained [_____] to assist in the solicitation of proxies for a fee of approximately $[    ] plus reimbursement of certain out of pocket expenses.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the shareholder in the same manner as the proxy being revoked and delivered to the Fund’s proxy tabulator [_____], Eastern Time, on [____], 2021, or submitted by calling toll free at [____] or through the Internet website as indicated on the proxy card, prior to [____] a.m., Eastern Time, on [____], 2021.

Preliminary voting results will be announced at the Special Meeting. Final voting results will be included in the semi-annual report of the Fund for the period ended August 31, 2021, which will be sent to Shareholders on or before October 30, 2021.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with the Proposals.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the beneficial ownership of each current trustee, the Fund’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares, and the executive officers and trustees as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our common shares is based upon Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Fund. The Fund’s current address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Independent Trustees
Aditya Bindal	–	*
Karen Caldwell	–	*
Charles Clarvit	–	*
Ketu Desai	–	*
Kieran Goodwin	–	*
Andrew Kellerman	–	*
Neal Neilinger	–	*
Thomas R. Bumbolow	–	*

Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class(2)
Current Executive Officers
Michael Bell		*
Dina Santoro		*
Jonathan Nash		*
James M. Fink		*
Kevin M. Gleason		*
Todd Modic		*
Incoming Executive Officers
Boaz Weinstein (3)	27,457,299
Pierre Weinstein	–	*
Michael D’Angelo	–	*
Treasurer- Foreside Fund Officer Services, LLC	–	*
Chief Compliance Officer- Foreside Fund Officer Services, LLC	–	*
Current Executive officers and trustees as a group
Five Percent Owner
Saba Capital Management, L.P.	27,457,299

* Represents less than one percent.

(1)

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Assumes no other purchases or sales of our common stock since the information most recently available to us. This assumption has been made under the rules and regulations of the SEC and does not reflect any knowledge that we have with regard to the present intent of the beneficial owners of our common stock listed in this table.

(2)	Based on a total of [_____] shares of the Fund’s common stock issued and outstanding on the Record Date.
(3)	Mr. Weinstein may be deemed to beneficially own the shares of the Fund held by certain investment funds and accounts managed by Saba by virtue of his management and control of Saba.

Set forth below is the dollar range of equity securities beneficially owned by each of our Trustees as of the Record Date.

Name of Trustees	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Independent Trustees
Aditya Bindal	None
Karen Caldwell	None
Charles Clarvit	None
Ketu Desai	None
Kieran Goodwin	None
Andrew Kellerman	None
Neal Neilinger	None
Thomas R. Bumbolow	None

(1)	The dollar ranges are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000

(2)

The dollar range of equity securities beneficially owned in us is based on the closing price for our common shares of $[____] on the Record Date on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act

Information about the Fund’s Existing Service Providers

Voya Investments, LLC serves as the Fund’s investment adviser and is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Voya Investment Management Co. LLC serves as the Fund’s sub-investment adviser and is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Voya Investments Distributor, LLC serves as the Fund’s distributor and is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Fund’s existing service providers will be replaced effective upon completion of the Adviser Transition.

PROPOSAL I

TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE

FUND AND SABA CAPITAL MANAGEMENT, L.P.

Background

Voya Investments, LLC (“VIL”) currently provides investment advisory services to the Fund pursuant to the current investment management agreement, dated November 18, 2014, as amended and restated on May 1, 2015, between the Fund and VIL (the “Existing Management Agreement”). The Existing Management Agreement was last approved by the Board of Trustees, including a majority of trustees who are not “interested persons,” as such term is defined under the 1940 Act (the “Non-interested Trustees”), on November 20, 2020 and was last approved by a vote of the Shareholders on May 6, 2013.

VIL and the Fund’s current sub-adviser, Voya Investment Management Co. LLC (“Voya IM”), have submitted their respective resignations, effective as of June 22, 2021. Thus, at meetings of the Board of Trustees of the Fund (the “Board”) held on March 22, 2021 and April 1, 2021, the independent members of the Board, after careful consideration, determined to select Saba to serve as investment manager of the Fund and to assume responsibility for providing the investment management services that are now provided to the Fund by VIL and Voya IM (the “Adviser Transition”) and to approve a New Management Agreement between the Fund and Saba (the “New Management Agreement”) in connection with such Adviser Transition. The New Management Agreement must also be approved by Shareholders to become effective.

The Board, including a majority of non-interested trustees, has approved the New Management Agreement and believes it to be in the best interests of the Fund and its Shareholders. Shareholders are being asked to approve the New Management Agreement between the Fund and Saba. The terms and conditions of the New Management Agreement will be substantially similar to all material terms and conditions of the Existing Management Agreement except for revisions necessary to bring the New Management Agreement in line with recent market precedent in the registered closed-end fund space, and to reflect the fact that the Fund expects to retain a third-party administrator to provide administrative services to the Fund going forward. The differences between the terms of the New Management Agreement and the Existing Management Agreement are discussed in more detail below.

In connection with the Adviser Transition, and as described in Proposals 2, 3, 4 and 5, Shareholders are also being asked to approve the removal of certain fundamental policies of the Fund, in order to provide the Fund with greater investment flexibility, and to approve a change to the investment objective of the Fund and to make the investment objective non-fundamental.

Following the Adviser Transition, the Fund’s name will change to Saba Capital Income & Opportunities Fund. However, you will still own the same amount and type of shares in the same Fund. The shares of the Fund will continue to be listed on the New York Stock Exchange, although the ticker symbol will change upon the change in the name of the Fund to [BRW].

VIL is contractually obligated to limit expenses of the Fund at a rate of 1.05% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares), plus 0.15% of average daily net assets through July 1, 2021. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The limitation is subject to possible recoupment by VIL within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense cap in effect at the time of the waiver or reimbursement; or (ii) the expense cap in effect at the time of recoupment. It is expected that Saba will enter into a substantially similar expense limitation agreement with the Fund, to be effective upon consummation of the Adviser Transition.

Saba will bear the costs associated with the board and Shareholder approval process, including the costs and expenses incurred in connection with preparing and mailing the Proxy Statement and soliciting the Shareholder votes in connection with the Special Meeting.

There will be no changes to the Fund’s distribution policy in connection with the Adviser Transition. To the extent that the Fund has income available, it intends to continue to distribute monthly dividends to its Shareholders. The amount of the Fund’s distributions, if any, will be determined by its Board. Any distributions to the Fund’s Shareholders will be declared out of assets legally available for distribution.

To the extent Proposal 6 – Adjournment of the Special Meeting is approved by the Fund’s Shareholders, the Fund may adjourn the Special Meeting and seek additional proxies to vote on Proposal 1, as necessary. If Proposal 1 is not approved by the Fund’s Shareholders, the Board will consider such other actions, including the approval of an investment management agreement with a firm other than Saba, as it determines to be in the best interests of the Fund and Shareholders. The Board may determine to approve an interim investment management agreement to enable Saba to serve as investment adviser of the Fund following the resignation of VIL. However, an interim agreement may remain in effect for a period of not more than 150 days, and a new investment management agreement must be approved by the Board and by Shareholders for Saba to continue to serve as adviser to the Fund after expiration of the term of the interim agreement

Benefits of the Adviser Transition

In evaluating the New Management Agreement, the Board of Trustees, the Board of Trustees considered materials detailing Saba’s background and investment experience as a firm generally, as well as the experience of its senior management team.

Saba is a registered investment adviser founded in 2009. Saba is a spin-out of a proprietary investing group founded by Boaz Weinstein at Deutsche Bank in 1998. Saba manages $3.2 billion across four core strategies: Credit Relative Value, Tail Hedge, SPACs and Closed-End Funds. Saba’s investors are predominantly institutions and include public and corporate pension plans, endowments and foundations, family offices, banks and insurers, bank private wealth platforms, fund of funds and certain high net worth individuals.

Upon consummation of the Adviser Transition, the Fund will be led by the senior management team of Saba, including Boaz Weinstein, Pierre Weinstein, Andrew Kellerman, Michael D’Angelo, Xavier Riera and Nitin Sapru. Boaz Weinstein will replace Dina Santoro as President of the Fund and Pierre Weinstein will replace Michael Bell as Chief Executive Officer. Boaz Weinstein, Pierre Weinstein (no relation to Boaz) and Paul Kazarian will serve as portfolio managers of the Fund.

The Board of Trustees discussed Saba’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the Fund and its Shareholders:

•	The Fund may benefit from Saba’s extensive expertise in the credit space generally.

•

The Fund may also benefit from Saba’s sophisticated investment advisory platform and resources, including its experience analyzing alternative opportunistic investments that may provide attractive risk-adjusted returns in addition to the Fund’s core credit focus.

•	Saba is well capitalized and is able to attract and retain personnel necessary to provide quality management services to the Fund.

Summary of the Terms of the Existing Management Agreement and New Management Agreement

A copy of the New Management Agreement is attached to this Proxy Statement as Appendix A. The following description of the terms of the New Management Agreement is only a summary of its material terms and explicitly highlights all material differences between the New Management Agreement and the Existing Management Agreement. You should refer to Appendix A for the New Management Agreement, and the description of the New Management Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

Following approval by the Shareholders in the manner required by the 1940 Act, the New Management Agreement will be entered into on or about June 1, 2021, but may occur earlier, but in no event later than June 22, 2021, concurrent with completion of the Adviser Transition. The New Management Agreement will remain in effect for a period of two (2) years from the date it is signed, unless sooner terminated. After the initial two-year period, continuation of the New Management Agreement from year-to-year is subject to annual approval by the Board of Trustees, including at least a majority of the Non-interested Trustees.

Advisory and Other Services. Under the terms of the Existing Management Agreement, subject to the supervision of the Board of Trustees, VIL manages the Fund’s day-to-day operations of, and provides investment advisory services to the Fund, in each case in accordance with the Fund’s investment objectives, policies and restrictions. Pursuant to the Existing Management Agreement, VIL: (i) furnishes the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnishes the Fund with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Trustees may request, (iii) permits its officers and employees to serve without compensation as Trustees of the Fund if elected to such positions and (iv) in general superintends and manages the investment of the Fund, subject to the ultimate supervision and direction to the Board of Trustees. Subject to the approval of the Board of Trustees of the Trust, VIL is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with VIL (each, a “Sub-Adviser”). VIL has responsibility for all services furnished pursuant to any sub-advisory agreement and, among other things: (i) continually evaluates the performance of any Sub-Adviser to the Fund; and (ii) periodically makes recommendations to the Board of Trustees regarding the results of its evaluation and monitoring functions. Saba will continue to provide these services under the New Management Agreement.

The Existing Management Agreement also provides for VIL to provide certain administrative services to the Fund, or at the expense of VIL, to retain the services of a third party as its delegate to provide such administrative services. Pursuant to the New Management Agreement, Saba will provide, or arrange for the provision by a third party services provider of, such administrative services. Saba has indicated that it intends to arrange for the Fund to retain a third-party administrator and certain other third-party service providers to furnish the administrative services referenced in the New Management Agreement.

Management Fees. In consideration of the services provided by VIL to the Fund, under the Existing Management Agreement, the Fund pays VIL a management fee computed at the annual rate of 1.05% of the Fund’s average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”). The management fees is accrued daily by the Fund and paid to the investment adviser at the end of each calendar month. The same fee will be payable by the Fund to Saba under the New Management Agreement. During the fiscal year ended February 28, 2021, the Fund paid to VIL approximately $[ ] in management fees.

VIL is contractually obligated to limit expenses of the Fund at a rate of 1.05% of the Fund’s average daily Managed Assets, plus 0.15% of average daily net assets through July 1, 2021. The limitation does not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. The limitation is subject to possible recoupment by VIL within 36 months of the waiver or reimbursement and the amount of the recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense cap in effect at the time of the waiver or reimbursement; or (ii) the expense cap in effect at the time of recoupment. It is expected that Saba will enter into a substantially similar expense limitation agreement with the Fund, to be effective upon the Adviser Transition, a form of which is attached as Appendix B to this Proxy Statement (the “New Expense Limitation Agreement”).

Expenses. Under the Existing Management Agreement, VIL pays all of its expenses arising from the performance of its obligations under the Existing Management Agreement, including executive salaries and expenses of the Trustees and officers of the Fund who are employees of VIL or its affiliates, except the Fund’s Chief Compliance Officer. VIL pays the fees of Voya IM. The Fund pays expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Trustees who are not affiliated with VIL. Pursuant to the New Management Agreement, Saba will pay the following expenses: (i) the compensation of any sub-adviser retained pursuant to New Management Agreement, and (ii) the compensation of any investment advisory personnel that provide services to the Fund on behalf of Saba pursuant to the Agreement, along with the allocable portion of the following “overhead expenses” (office space, rent and utilities, furniture and fixtures, computer equipment, stationery, secretarial/managerial services, salaries, entertainment expenses, employee insurance and payroll taxes) attributable to such investment advisory personnel. Subject to application of the New Expense Limitation Agreement, the Fund will be responsible for all other costs and expenses of its operations and transactions, including:

•

The Fund’s investment-related expenses whether relating to investments that are consummated or unconsummated (e.g., brokerage commissions, due diligence costs, expenses relating to short sales, investment banking fees, sourcing or finder’s fees (which may include a base fee component and/or a performance compensation component), borrowing charges on securities sold short, custodial fees and expenses and nominee fees);

•

Bank service fees, clearing and settlement charges and interest expense; Management Fees; fees and expenses incidental to the purchase and sale of interests in, and the fees and expenses of, portfolio companies in which the Trust invests;

•	Interest payable on debt, if any, to finance the Fund’s investments;

•

Expenses relating to software tools, programs or other technology utilized in managing the Fund (including, without limitation, third-party software licensing, implementation, data management and recovery services and custom development costs);

•	Exchange listing fees, expenses relating to proxy contests, voting, tender offers and solicitation fees and expenses;

•	Trading platform and seat fees; research-related expenses, including, without limitation, news and quotation equipment and services;

•	Fees and expenses associated with independent audits and outside legal costs;

•

Fees for data and software providers; other expenses related to the purchase, sale or transmittal of investments; website creation and maintenance, fees for risk management systems and service providers; legal expenses;

•	Other professional fees (including, without limitation, expenses of consultants and experts);

•	Transfer agent and custodial fees;

•	The costs of organizing and maintaining any subsidiaries;

•	Fees and expenses associated with marketing and investor relations efforts including proxy solicitations and shareholder meetings;

•	Costs relating to swaps (and similar agreements); tax preparation expenses; accounting expenses;

•	Costs of printing and mailing proxies, reports and/or notices; market data costs; administration expenses (including fees for the provision of middle-office and back-office services);

•	Directors’ and officers’ fees;

•	Fund-related insurance expenses (including, without limitation, premium payments for fidelity bonds and Directors’ and Officers’ and Errors and Omissions insurance);

•	Compensation and expenses of the independent members of the Board of Trustees of the Fund;

•	Organizational and offering-related expenses, including the preparation and filing of related registration statements under the Securities Act of 1933, as amended;

•	Filing and registration fees; corporate licensing fees, federal, state and local taxes and other governmental fees and expenses;

•

All regulatory expenses (including, without limitation, fees and expenses incurred in connection with ongoing compliance obligations and the preparation and filing of regulatory filings, including those required under the 1940 Act and applicable federal and state securities laws); litigation-related and indemnification expenses; withholding and transfer fees;

•	Trademarks;

•	Other expenses related to the purchase, monitoring, sale, allocation, settlement, custody, valuation, appraisal or transmittal of assets;

•	Extraordinary expenses, including the costs of any third party pricing or valuation services;

•

The allocable portion of the compensation and related overhead expenses attributable to any director, officer, partner or employee of the Manager or any affiliate thereof when and to the extent providing administrative services to the Fund; and

•	Other similar expenses and all other costs and expenses incurred in connection with the engagement of any third party service providers to provide administrative services to the Fund.

Term, Continuance and Termination. The continuance and termination provisions under the New Management Agreement are substantially the same as the continuance and termination provisions under the Existing Management Agreement. Consistent with the Existing Management Agreement, unless terminated as provided therein, the New Management Agreement shall continue from year to year so long as such continuation is approved at least annually by (i) the Trustees of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) the vote of a majority of the Trustees of the Fund who are not parties to this Agreement or interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The New Management Agreement may also be terminated at any time, without the payment of any penalty, by the action of the Board of Trustees or by a vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to Saba, or by Saba at any time, without the payment of any penalty, on 60 days’ written notice to the Fund. As with the Existing Management Agreement, the New Management Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, as amended.

Indemnification. The Existing Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of VIL, VIL shall not be subject to liability to the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering advisory services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund. The New Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of Saba, Saba (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with the Saba) shall not be subject to liability to the Fund, the members of the Board of Trustees or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering advisory services and any other services provided from time to time by Saba or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

The Existing Management Agreement contains the following provision, which is not contained in the New Management Agreement: VIL agrees to reimburse the Fund for any and all costs, expenses, and counsel and Trustees’ fees reasonably incurred by the Fund in the preparation, printing and distribution of proxy statements, amendments to its Registration Statement, the holding of meetings of its Shareholders or Trustees, the conduct of factual investigations, any legal or administrative proceedings (including any applications for exemptions or determinations by the Securities and Exchange Commission) which the Fund incurs as a result of action or inaction of the investment adviser or any of its Shareholders where the action or inaction necessitating such expenditures: (1) is directly or indirectly related to any transactions or proposed transaction in the shares or control of the investment adviser or its affiliates (or litigation related to any pending or proposed future transaction in such shares or control) which shall have been undertaken without the prior, express approval of the Fund’s Trustees, or (2) is within the sole control of the investment adviser or any of its affiliates or any of their officers, trustees, employees or shareholders. The investment adviser shall not be obligated to reimburse the Fund for any expenditures related to the institution of an administrative proceeding or civil litigation by the Fund or by a Fund Shareholder seeking to recover all or a portion of the proceeds derived by any shareholder of the investment adviser or any of its affiliates from the sale of his shares of the investment adviser, or similar matters. So long as this Agreement is in effect, the investment adviser shall pay to the Fund the amount due for expenses within thirty (30) days after a bill or statement has been received by the Fund therefor. This provision shall not be deemed to be a waiver of any claim the Fund may have or may assert against the investment adviser or others or costs, expenses, or damages heretofore incurred by the Fund for costs, expenses, or damages the Fund may hereafter incur which are not reimbursable to it hereunder.

The New Management Agreement also provides that the Fund shall indemnify Saba (and its officers, managers, agents, employees, partners, controlling persons, members, and any other person or entity affiliated with Saba) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Fund or its security holders) arising out of or otherwise based upon the performance of any of Saba’s duties or obligations under the agreement or otherwise as an investment adviser of the Fund. Nothing contained in this indemnification provision shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Fund or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of the reckless disregard of Saba’s duties and obligations under the New Management Agreement.

Board Consideration of the Approval of the New Management Agreement

At an executive session held on November 20, 2020 and subsequent to a meeting of the Board held on November 20, 2020, the Board formed a Special Planning Committee (the “SPC”) to, among other things, review and make recommendations regarding the Fund including, conducting a search for a new investment manager to replace the then current manager and its affiliated sub-adviser. After an extensive process, the SPC recommended to the Board, including all of the Non-interested Trustees, that they consider approving the New Management Agreement. At a special meeting of the Board held on March 22, 2021, the Board, including all of the Non-interested Trustees, determined to select Saba as the new investment adviser to the Fund, and at a subsequent special meeting of the Board held on April 1, 2021, considered and approved the New Management Agreement in the form attached hereto as Appendix A. In determining to approve the New Management Agreement, the Board discussed and considered materials which had been distributed to them in advance of the meeting and prepared by Saba, including responses to a questionnaire provided by the Fund’s independent counsel with respect to certain matters that counsel believed relevant to the approval of the New Management Agreement under Section 15 of the 1940 Act. In addition, the Board met with representatives from Saba and had the opportunity to ask them questions.

Matters considered by the Board in connection with its approval of the New Management Agreement included, among others, the following:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of services proposed to be provided to the Fund under the New Management Agreement. The Board discussed the prior experience of Saba with respect to managing certain private investment funds and separately managed accounts and, with respect to an ETF, serving as the sub-adviser, each such investment product with investment strategies similar to the strategy proposed by Saba for the Fund. The Board discussed the written information provided by Saba and the information presented orally at the Meeting by Saba, including information with respect to its anticipated profitability, compliance program, insurance arrangements, personnel and portfolio management, risk management policies, brokerage allocation and soft dollar practices. The Board concluded that, overall, they were satisfied with the nature, extent and quality of services expected to be provided to the Fund by Saba under the proposed New Management Agreement.

Performance. In considering whether to approve the New Management Agreement, the Board reviewed the investment performance over the past year, three-year, five-year and since-inception periods of two of Saba’s accounts having a similar investment strategy as the strategy proposed for the Fund, and an example provided by Saba using a combination of the two portfolios, which Saba believed more accurately reflects the proposed investment strategy for the Fund. The Board expressed their belief that given Saba’s historical reported returns for other investment products that they advise and, based on the estimated higher Sharpe ratio for the combined portfolio, they anticipated that Saba should be able to provide the Fund and its shareholders with superior risk-adjusted returns. The Board also noted the experience of the principals of Saba in managing securities portfolios, as well as their longstanding experience in seeking out opportunities in the market that have attractive risk reward characteristics.

Fees and Expenses. In reviewing the anticipated fees and expenses for the Fund, the Board noted that the proposed management fee would remain the same as the current management fee payable under the Fund’s investment management agreement with the current manager which included fees paid to the manager’s affiliated sub-adviser for day to day management of the Fund’s portfolio. The Board also noted that Saba proposed entering into an expense limitation agreement with the Fund such that the expense limitation currently in place would remain unchanged. The Board considered that the proposed management fee was comparable to fees paid by other funds in the Fund’s Peer Group, a group consisting of the Fund and ten other bank loan funds, as identified by Broadridge Financial Solutions, Inc., an independent third party data provider that provided the Board in November, 2020 with such comparative data, and that it would be among the lowest total fees that Saba receives across its platform for providing similar investment management services. The Board separately determined that the proposed management fee payable to Saba was not unreasonable in light of the nature, extent and quality of the services that Saba is expected to provide. Based on the factors above, the Board concluded that the management fee was not unreasonable.

Profitability. Saba provided the Board with a summary and analysis of the Saba’s anticipated costs and pre-tax profitability with respect to the management of the Fund for the first twelve month and first twenty-four month periods. The Board was satisfied with Saba’s estimates regarding the level of profitability that it was seeking from managing the Fund and that the projections were sufficient and appropriate to provide the necessary advisory and management services to the Fund. The Board concluded that the Saba’s projected profitability from its relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether Saba would realize economies of scale with respect to the management services provided to the Fund. The Board noted that the Fund, as a closed-end fund, generally does not issue new shares and is less likely to realize economies of scale from additional share purchases. The Board considered that Saba believed that there could be economies of scale realized if the Fund did grow in size and there was an opportunity for Saba to push certain third-party service provider fees down and negotiate for certain lower fees in the service contracts with these third parties. The Board also considered the extent to which economies of scale realized by Saba could be shared with the Fund through fee waivers and expense reimbursements.

Other Benefits. The Board considered the character and amount of other direct and incidental benefits to be received by Saba and its affiliates from their association with the Fund. The Board considered that Saba anticipated no other sources of income or benefit in connection with managing the Fund and did not expect to market the Fund to its existing private clients or use soft dollars to any notable extent.

Conclusion. The Board, having requested and received such information from Saba as it believed reasonably necessary to evaluate the terms of the New Management Agreement, and having been advised by its Independent Counsel that the Board had appropriately considered and weighed all relevant factors, determined that approval of the New Management Agreement was in the best interests of the Fund and its shareholders. In considering the approval of the New Management Agreement, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the closed-end fund industry). The Board did not identify any one factor as determinative, and different Board members may have given different weight to different individual factors and related conclusions.

After these deliberations on April 1, 2021, the Board, including a majority of the Non-interested Trustees, approved the New Management Agreement between Saba and the Fund as in the best interests of the Fund and its Shareholders. The Board of Trustees then directed that the New Management Agreement be submitted to the Fund’s Shareholders for approval with the Board of Trustees’ recommendation that Shareholders vote to approve the New Management Agreement.

Information Regarding Saba

Saba is a registered investment adviser founded in 2009. Saba is a spin-out of a proprietary investing group founded by Boaz Weinstein at Deutsche Bank in 1998. Saba manages $3.2 billion across four core strategies: Credit Relative Value, Tail Hedge, SPACs and Closed-End Funds. Saba’s investors are predominantly institutions and include public and corporate pension plans, endowments and foundations, family offices, banks and insurers, bank private wealth platforms, fund of funds and certain high net worth individuals. Additional information about Saba is set forth in Saba’s Form ADV.

The following chart sets forth the name, address and principal occupation of the senior professionals of Saba:

Name*	Principal Occupation
Boaz Weinstein	Founder and Chief Investment Officer
Pierre Weinstein (no relation to Boaz)	Partner and Portfolio Manager
Xavier Riera	Partner and Portfolio Manager
Michael D’Angelo	Partner, General Counsel and Chief Operating Officer
Andrew Kellerman	Partner, President and Head of BD and IR
Nitin Sapru	Partner and Chief Financial Officer
Paul Kazarian	Managing Director and Portfolio Manager

*The address of each individual listed is 405 Lexington Ave., 58th Floor, New York, NY 10174.

Following the Adviser Transition, Boaz Weinstein, Pierre Weinstein (no relation to Boaz) and Paul Kazarian will serve as the Fund’s portfolio managers and will have sole investment and dispositive control over all of portfolio Fund investments held by the Fund as of the Adviser Transition and over all other new investments.

Boaz Weinstein is the founder and Chief Investment Officer of Saba. Mr. Weinstein founded Saba in 2009 as a lift-out of Saba Principal Strategies. At Saba, Mr. Weinstein leads a team of 30 professionals, with the senior investment team having worked together for fifteen years. Prior to founding Saba, Mr. Weinstein was Co-Head of Global Credit Trading at Deutsche Bank. In that role he was responsible for co-managing a group of approximately 650 professionals and was a member of the Global Markets Executive Committee. Throughout his career at Deutsche Bank, Mr. Weinstein had dual responsibility for proprietary trading and market making. In proprietary trading, he founded Saba Principal Strategies to specialize in credit and capital structure investing. As a market-maker, he focused on credit default swaps, investment grade bonds, and high yield bonds. Mr. Weinstein worked at Deutsche Bank for eleven years, the last eight as Managing Director, a title he received at age 27. Mr. Weinstein graduated from the University of Michigan, Ann Arbor, with a BA in Philosophy.

Pierre Weinstein joined Saba at launch in April 2009. Prior to Saba, Mr. Weinstein was a Portfolio Manager at Saba Principal Strategies, the proprietary credit trading group at Deutsche Bank since January 2005, where he managed the equity derivatives, international convertible bond and SPAC arbitrage strategies. Mr. Weinstein started his investment career at Société Générale in Paris in 1998 as an equity derivatives market maker and had various roles until 2004 including a position as a convertible bond proprietary trader in New York. Mr. Weinstein holds a Ms in Engineering from École Centrale Lyon and a Ms in Finance from École HEC in Paris.

Paul Kazarian joined Saba in March 2013 and is responsible for Exchange Traded products, including ETF arb and Closed-End Funds. Prior to Saba, Mr. Kazarian was a Director at RBC Capital Markets in the Global Arbitrage and Trading Group from 2007-2013. While there, Mr. Kazarian was responsible for the development and management of the Fixed Income ETF Group and also responsible for overseeing other ETF and index strategies. Prior to RBC, Mr. Kazarian worked as a technology analyst at Merrill Lynch from 2006-2007. Mr. Kazarian holds a BA in Political Science from Bates College.

Principal Executive Offices

The principal executive office of Saba is 405 Lexington Ave, Suite 58, New York, NY 10174. Upon the consummation of the Adviser Transition, the principal executive office of each of the Fund and Saba will also be 405 Lexington Ave, Suite 58, New York, NY 10174.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve the New Management Agreement. For purposes of approval of the New Management Agreement, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

Conflicts of Interests of Our Trustees and Officers in the Adviser Transition

Two members of the Board of Trustees, Andrew Kellerman and Aditya Bindal, are employed by Saba and have conflicts of interests in connection with the vote on the New Management Agreement. As a result of such conflicts, a special committee consisting solely of Trustees who have no affiliation with Saba initially reviewed Saba’s proposal to become investment adviser to the Fund, and recommended Saba’s appointment to the full Board. There are no other conflicts of interest.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE NEW MANAGEMENT AGREEMENT BETWEEN THE FUND AND SABA

PROPOSAL II

TO REMOVE THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO

INVESTING IN WARRANTS

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund’s shareholders:

The Fund will not invest in marketable warrants other than those acquired in conjunction with Senior Loans and such warrants will not constitute more than 5% of assets.

Although the Fund does not currently have any current intention to purchase warrants in excess of 5% of its net assets, the Board recommends that Fund shareholders approve removing the above investment related restriction to provide the Fund with maximum flexibility in the event of future changes to its investment strategy. In addition, there is no federal requirement that the Fund have a fundamental investment restriction regarding warrants.

At a meeting held on [    ], 2021, the Board of Trustees (including a majority of the Non-interested Trustees) voted unanimously to recommend that the fundamental investment restriction regarding warrants be removed.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve this proposal. For purposes of approval, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

REMOVING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING

WARRANTS

PROPOSAL III

TO REMOVE THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO PURCHASING OR SELLING EQUITY SECURITIES, ENGAGING IN SHORT-SELLING AND

THE USE OF CERTAIN OPTION ARRANGEMENTS

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund’s shareholders:

The Fund will not purchase or sell equity securities (except that the Fund may, incidental to the purchase or ownership of an interest in a Senior Loan, or as part of a borrower reorganization, acquire, sell and exercise warrants and/or acquire or sell other equity securities), real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs; or sell short, purchase or sell straddles, spreads, or combinations thereof, or write put or call options.

The Board recommends that Fund shareholders approve removing the restriction relating to the purchase and sale of equity securities by the Fund, engaging in short-selling and the use of certain option arrangements included in the foregoing, in order to maximize the Fund’s investment flexibility. There is no federal requirement that the Fund have a fundamental investment restriction regarding equity securities, engaging in short-selling or the use of option arrangements. The investment restriction, as proposed to be revised, is set forth below:

The Fund will not purchase or sell real estate, real estate mortgage loans, commodities, commodity futures contracts, or oil or gas exploration or development programs.

At a meeting held on [    ], 2021, the Board of Trustees (including a majority of the Non-interested Trustees) voted unanimously to recommend that the fundamental investment restriction regarding the purchase and sale of equity securities, engaging in short-selling and the use of certain option arrangements be removed.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve this proposal. For purposes of approval, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

REMOVING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PURCHASING

OR SELLING EQUITY SECURITIES, ENGAGING IN SHORT-SELLING AND THE USE OF CERTAIN OPTION ARRANGEMENTS.

PROPOSAL IV

TO REMOVE THE FUND’S FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO INVESTING IN OTHER INVESTMENT COMPANIES

The Fund has adopted the following investment restriction as a fundamental policy, which can only be changed by a vote of the Fund’s shareholders:

The Fund will not purchase shares of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization.

In view of Saba’s intent to seek to have the Fund invest at least a portion of its portfolio in registered closed-end investment companies, the Board recommends that Fund shareholders approve removing the above investment related restriction to provide the Fund with the flexibility to fully implement Saba’s proposed investment objective and strategies subsequent to the Adviser Transition. In addition, there is no federal requirement that the Fund have a fundamental investment restriction regarding investments in other investment companies.

Notably, in the event the foregoing investment restriction is removed, the Fund will remain subject to limitations imposed under the 1940 Act with respect to its ownership of other investment companies. In particular, pursuant to Section 12(d)(1) under the 1940 Act, at the time the Fund acquires a share of any other registered investment company, the Fund may not hold more than 3% of the outstanding voting equity of that registered investment company, the Fund’s investments in that registered investment company may not exceed 5% of its total assets, and its aggregate investments in other registered investment companies may not exceed 10% of its total assets.

At a meeting held on [    ], 2021, the Board of Trustees (including a majority of the Non-interested Trustees) voted unanimously to recommend that the fundamental investment restriction regarding investments in other investment companies be removed.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve this proposal. For purposes of approval, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

REMOVING A FUNDAMENTAL INVESTMENT RESTRICTION REGARDING

INVESTMENTS IN OTHER INVESTMENT COMPANIES

PROPOSAL V

TO APPROVE A CHANGE TO THE INVESTMENT OBJECTIVE AND TO MAKE THE

INVESTMENT OBJECTIVE NON-FUNDAMENTAL

The current investment objective of the Fund is that it seeks to provide investors with as high a level of current income as is consistent with the preservation of capital. The investment objective is fundamental and may not be changed without a majority vote of the shareholders of the Fund.

The Fund (after feedback from the proposed investment adviser (Saba)) is proposing that the Fund’s investment objective be amended from the objective as stated above to indicate that the Fund “seeks to provide investors with a high level of current income, with a secondary goal of capital appreciation” and to change its investment objective to a non-fundamental policy that may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.

Current Fundamental Investment Objective	Proposed Non-Fundamental Investment Objective
The Fund seeks to provide investors with as high a level of current income as is consistent with the preservation of capital.	The Fund seeks to provide investors with a high level of current income, with a secondary goal of capital appreciation.

A vote in favor of Proposal 5 also constitutes a vote in favor of making the Fund’s investment objective a non-fundamental policy of the Fund. As a non-fundamental policy of the Fund, any future changes to the investment objective may be made by the Board without shareholder approval upon prior notice to shareholders. The Fund’s current investment objective is a fundamental policy of the Fund, which means that any changes to the Fund’s current investment objective are subject to shareholder approval. Changing the Fund’s investment objective to a non-fundamental policy of the Fund would give the Board more flexibility to make appropriate changes to the Fund’s investment objective in a timely manner without having to incur the cost of soliciting and obtaining shareholder approval.

The Board noted that the proposed new investment objective is, as indicted by Saba, is more consistent with the investment strategies that have been approved by the Board, which are described more fully after this section.

At a meeting held on [    ], 2021, the Board of Trustees (including a majority of the Non-interested Trustees) voted unanimously to recommend that that the Fund change its investment objective and to make the investment objective non-fundamental.

Required Vote

Approval of this proposal requires the affirmative vote of “a majority of outstanding voting securities” entitled to vote at the Special Meeting, as defined under the 1940 Act. Since the Fund’s only voting securities are common shares, consistent with the 1940 Act, the affirmative vote of a majority of the outstanding common shares entitled to vote at the Special Meeting is required to approve this proposal. For purposes of approval, “a majority of outstanding common shares” is the lesser of: (i) 67% or more of the common shares present at the Special Meeting if the holders of more than 50% of the outstanding common shares are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding common shares as of the Record Date. Abstentions will have the effect of a vote against this proposal. Since banks, brokerage firms or other nominees do not have discretion to vote on this proposal, if you do not provide voting instructions to your bank, brokerage firm or other nominee, your shares will not be voted at the Special Meeting and will not be counted as present for purposes of meeting the quorum requirement.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

CHANGING THE INVESTMENT OBJECTIVE AND MAKING THE INVESTMENT

OBJECTIVE NON-FUNDAMENTAL

PROPOSAL VI

ADJOURNMENT OF THE SPECIAL MEETING

Shareholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, the Shareholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the proposals, the Shareholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if the Shareholders vote to approve the adjournment proposal, the meeting will be adjourned to enable the Board of Trustees to solicit additional proxies in favor of the proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, the Board of Trustees will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from Shareholders that have previously voted against the relevant proposal.

The Board of Trustees believes that, if the number of the Fund’s common shares voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of the Shareholders to enable the Board of Trustees, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies received by the Fund in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow the Shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

OTHER BUSINESS

The Board of Trustees knows of no other business to be presented for action at the Special Meeting. If any matters do come before the Special Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Special Meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the Special Meeting unless certain securities law requirements are met.

AVAILABLE INFORMATION

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND THE MOST RECENT QUARTERLY REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY SHAREHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO:

[____]

[____]

Shareholders may call toll free: [_____]

Banks and Brokers may call collect: [_____]

We are required to file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at [_____] or by telephone at [_____] or on our website at [____].

SUBMISSION OF SHAREHOLDER PROPOSALS

The Fund expects that the 2022 Annual Meeting of Shareholders will be held in [____] 2022, but the exact date, time, and location of such meeting have yet to be determined. A shareholder who intends to present a proposal at the 2022 Annual Meeting of Shareholders must submit the proposal in writing to the Fund at its business address, and the Fund must receive the proposal no later than [___], 2022, in order for the proposal to be considered for inclusion in the Fund’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at the 2022 Annual Meeting of Shareholders, SEC rules permit management to vote proxies in its discretion if (a) the Fund receives notice of the proposal before the close of business on [___], 2022 and advises shareholders in next year’s proxy statement about the nature of the matter and how management intends to vote on such matter, or (b) does not receive notice of the proposal prior to the close of business on [___], 2022.

Notices of intention to present proposals at the 2022 Annual Meeting of Shareholders should be addressed to Corporate Secretary, Voya Prime Rate Trust, 405 Lexington Ave, Suite 58, New York, NY 10174. The Fund reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

You are cordially invited to participate in the Special Meeting. Whether or not you plan to attend the Special Meeting virtually, you are requested to vote in accordance with the voting instructions in the Notice of Internet Availability of Proxy Materials, or by requesting hard copy proxy materials from us and returning a proxy card.

By: Order of the Board of Trustees

Andrew Kellerman
Chairperson of the Board and Trustee

New York, New York

[___], 2021

PRIVACY NOTICE

The Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at 1-800-336-3436, obtain a policy over the Internet at www.voyainvestments.com, or see the privacy promise that accompanies any Prospectus obtained by mail.

APPENDIX A

INVESTMENT MANAGEMENT AGREEMENT

SABA CAPITAL INCOME & OPPORTUNITIES FUND

AGREEMENT dated May [ _ ], 2021, between Saba Capital Income & Opportunities Fund (the “Trust”), a Massachusetts business trust and Saba Capital Management, L.P. (the “Manager”), a limited partnership formed and existing under the laws of the State of Delaware (the “Agreement”).

WHEREAS, the Trust is a closed-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and is engaged in the business of supplying investment advice and investment management and certain other services, as an independent contractor; and

WHEREAS, the Trust desires to retain the Manager to render advice and services pursuant to the terms and provisions of this Agreement, and the Manager is willing to furnish said advice and services.

NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

1.    Employment of Manager.

The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and investment management services with respect to the assets of the Trust (“Advisory Services”), and to provide or arrange for the provision of administrative services as the Manager may deem reasonably necessary from time to time for the ordinary operation of the Trust (“Administrative Services”), subject to the supervision and direction of the Board of Trustees of the Trust (the “Trustees”).

The Manager shall, as part of its duties hereunder (i) furnish the Trust with advice and recommendations with respect to the investment of the Trust’s assets and the purchase and sale of its portfolio securities, including the taking of such other steps as may be necessary to implement such advice and recommendations, (ii) furnish the Trust with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Board of Trustees may reasonably request, (iii) permit, with its written consent, its officers and employees to serve without compensation as Trustees of the Trust if elected to such positions and (iv) in general superintend and manage the investment of the Trust, subject to the ultimate supervision and direction to the Board of Trustees.

Subject to the approval of the Board of Trustees, the Manager is authorized to enter into sub-advisory agreements with other registered investment advisers to serve as investment sub-advisers, whether or not affiliated with the Manager (each, a “Sub-Adviser”). The Manager will continue to have responsibility for all services furnished pursuant to any subadvisory agreement. The Trust and the Manager understand and agree that the Manager may manage the Trust with one or more Sub-Advisers, which contemplates that the Manager will, among other things: (i) continually evaluate the performance of any Sub-Adviser to the Trust; and (ii) periodically make recommendations to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Trust recognizes that, subject to the approval of the Board of Trustees, a Sub-Adviser’s services may be terminated or modified and that the Manager may appoint a new Sub-Adviser for the Trust.

2.    Reasonable Best Judgment. The Manager shall use its reasonable best judgment and efforts in rendering the Advisory Services as contemplated by this Agreement.

3.    Exclusivity. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust in any way, or in any way be deemed an agent for the Trust. It is expressly understood and agreed that the Advisory Services to be rendered by the Manager to the Trust under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be materially impaired thereby.

4.    Reasonable Best Efforts. The Manager agrees to use its reasonable best efforts in the furnishing of such advice and recommendations to the Trust, in the preparation of reports and information, in the management of the Trust’s assets, and in the provision of Advisory Services, all pursuant to this Agreement, and for this purpose the Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager may desire and request.

5.    Statements and Reports. The Trust will from time to time furnish to the Manager detailed statements of the investments and assets of the Trust and information as to its investment objectives and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to its investments as may be in the possession of the Trust or available to it and such other information as the Manager may reasonably request.

6.    Expenses.

(a) In consideration for the Management Fee, the Manager will provide the Trust with certain operational and managerial services. The Manager shall be responsible for (i) the compensation of any Sub-Adviser retained pursuant to this Agreement, and (ii) the compensation of any investment advisory personnel that provide services to the Trust on behalf of the Manager pursuant to this Agreement, along with the allocable portion of the following “overhead expenses” (office space, rent and utilities, furniture and fixtures, computer equipment, stationery, secretarial/managerial services, salaries, entertainment expenses, employee insurance and payroll taxes) attributable to such investment advisory personnel.

(b) Other than the expenses expressly borne by the Manager pursuant to Section 6(a) above, the Trust shall be responsible for all of the expenses of its operations, including, without limitation, the Trust’s investment-related expenses whether relating to investments that are consummated or unconsummated (e.g., brokerage commissions, due diligence costs, expenses relating to short sales, investment banking fees, sourcing or finder’s fees (which may include a base fee component and/or a performance compensation component), borrowing charges on securities sold short, custodial fees and expenses and nominee fees); bank service fees, clearing and settlement charges and interest expense; Management Fees; fees and expenses incidental to the purchase and sale of interests in, and the fees and expenses of, portfolio companies in which the Trust invests; interest payable on debt, if any, to finance the Trust’s investments; expenses relating to software tools, programs or other technology utilized in managing the Trust (including, without limitation, third-party software licensing, implementation, data management and recovery services and custom development costs); exchange listing fees, expenses relating to proxy contests, voting, tender offers and solicitation fees and expenses; trading platform and seat fees; research-related expenses, including, without limitation, news and quotation equipment and services; fees and expenses associated with independent audits and outside legal costs; fees for data and software providers; other expenses related to the purchase, sale or transmittal of investments; website creation and maintenance, fees for risk management systems and service providers; legal expenses; other professional fees (including, without limitation, expenses of consultants and experts); transfer agent and custodial fees; the costs of organizing and maintaining any subsidiaries; costs relating to swaps (and similar agreements); tax preparation expenses; accounting expenses; fees and expenses associated with marketing and investor relations efforts including proxy solicitations and shareholder meetings; costs of printing and mailing proxies, reports and/or notices; market data costs; administration expenses (including fees for the provision of middle-office and back-office services); directors’ and officers’ fees); Trust-related insurance expenses (including, without limitation, premium payments for fidelity bonds and Directors’ and Officers’ and Errors and Omissions insurance); compensation and expenses of the independent members of the Board of Trustees of the Trust; organizational and offering-related expenses, including the preparation and filing of related registration statements under the Securities Act of 1933, as amended; filing and registration fees; corporate licensing fees, federal, state and local taxes and other governmental fees and expenses; all regulatory expenses (including, without limitation, fees and expenses incurred in connection with ongoing compliance obligations and the preparation and filing of regulatory filings, including those required under the 1940 Act and applicable federal and state securities laws); litigation-related and indemnification expenses; withholding and transfer fees; trademarks; other expenses related to the purchase, monitoring, sale, allocation, settlement, custody, valuation, appraisal or transmittal of assets; extraordinary expenses, including the costs of any third party pricing or valuation services; the allocable portion of the compensation and related overhead expenses attributable to any director, officer, partner or employee of the Manager or any affiliate thereof when and to the extent providing administrative services to the Trust; and other similar expenses and all other costs and expenses incurred in connection with the engagement of any third party service providers to provide administrative services to the Trust.

(c) To the extent the Manager incurs or bears any costs or expenses expressly borne by the Trust pursuant to Section 6(b) above, the Trust shall promptly reimburse the Manager for such costs and expenses on no less frequently than a quarterly basis.

7.    Delegation.

(a) The Manager may delegate the performance of certain Advisory Services to a Sub-Adviser.

(b) Certain Administrative Services may be furnished by the directors, officers, partner or employees of the Manager or of affiliates of the Manager, or by any third-party service provider retained by the Trust to provide such Administrative Services in lieu of the Manager; provided, that any agreement pertaining to the provision of Administrative Services shall be subject to the approval of the Board of Trustees.

(c) The Manager shall not be liable to the Trust for any service delegated to a third party service provider.

8.    Oversight of Sub-Advisers. In the event that the Manager wishes to select others to render Advisory Services, the Manager shall analyze, select and recommend for consideration and approval by the Board of Trustees investment advisory firms (however organized) to provide investment advice to the Trust, and, at the expense of the Manager, engage (which engagement may also be by the Trust) any such investment advisory firm to render investment advice and manage the investments of the Trust and the composition the Trust’s portfolio of securities and investments, including cash, and the purchase, retention and disposition thereof, or any offering thereof, in accordance with the Trust’s investment objective or objectives and policies as stated in the Trust’s registration statement, as may be supplemented or amended from time to time (the “Registration Statement”). The Manager shall take the following actions in respect of the performance by the Sub-Adviser of its obligations in respect of the Trust:

(a) Periodically monitor and evaluate the performance of the Sub-Advisers with respect to the investment objectives and policies of the Trust, including without limitation, perform periodic detailed analysis and review of the Sub-Adviser’s investment performance in respect of the Trust and in respect of other accounts managed by the Sub-Adviser with similar investment strategies;

(b) Prepare and present periodic reports to the Board of Trustees regarding the investment performance of the Sub-Adviser and other information regarding the Sub-Adviser, at such times and in such forms as the Board of Trustees may reasonably request;

(c) Review and consider any changes in the personnel of the Sub-Adviser responsible for performing the Sub-Adviser’s obligations and make appropriate reports to the Board of Trustees;

(d) Review and consider any changes in the ownership or senior management of the Sub- Adviser and make appropriate reports to the Board of Trustees;

(e) Perform periodic in-person or telephonic diligence meetings with representatives of the Sub-Adviser;

(f) Supervise Sub-Advisers with respect to the services that such Sub-Advisers provide under each Sub-Adviser’s Sub-Advisory Agreement;

(g) Assist the Board of Trustees and management of the Trust in developing and reviewing information with respect to the initial approval of the Sub-Adviser Agreement with the Sub- Adviser and annual consideration of the agreement thereafter;

(h) Monitor the Sub-Advisers for compliance with the investment objective or objectives, policies and restrictions of the Trust, the 1940 Act, Subchapter M of the Internal Revenue Code, and if applicable, regulations under such provisions, and other applicable law;

(i) If appropriate, analyze and recommend for consideration by the Board of Trustees termination of a contract with a Sub-Adviser under which the Sub-Adviser provides investment advisory services to the Trust;

(j) Identify potential successors to or replacements of the Sub-Adviser or potential additional Sub-Advisers, perform appropriate due diligence, and develop and present to the Board of Trustees a recommendation as to any such successor, replacement, or additional Sub-Adviser;

(k) Designate and compensate from its own resources such personnel as the Manager may consider necessary or appropriate to the performance of its services hereunder; and

(l) Perform such other review and reporting functions as the Board of Trustees shall reasonably request consistent with this Agreement and applicable law.

9.    Compensation.

(a) The Trust agrees to pay to the Manager, and the Manager agrees to accept, as full compensation for all Advisory Services furnished or provided to the Trust and as full reimbursement for all expenses assumed by the Manager, a management fee equal to the amount specified for the Trust on Schedule A.

(b) The management fees shall be accrued daily by the Trust and paid to the Manager at the end of each calendar month.

10.    Prohibition on Short Positions. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the capital stock of the Trust. This prohibition shall not prevent the purchase of such shares by any of the officers and directors or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

11.    Actions in Contravention of Organizational Documents. Nothing herein contained shall be deemed to require the Trust to take any action contrary to the Declaration of Trust or By- Laws of the Trust, or any applicable statute or regulation, or to relieve or deprive the Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust.

12.    Limitation of Liability of the Manager; Indemnification.

(a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager (and its officers, managers, agents, employees, partners, controlling persons, members, agents and any other person or entity affiliated with the Manage) shall not be subject to liability to the Trust, the members of the Board of Trustees or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering Advisory Services and any other services provided from time to time by the Manager or for any losses that may be sustained in the purchase, holding or sale of any security by the Trust.

(b) No provision of this Agreement shall be construed to protect any director or officer of the Trust, or of the Manager, from liability in violation of Section 17(i) of the 1940 Act.

(c) The Trust shall indemnify the Manager (and its officers, managers, agents, employees, partners, controlling persons, members, agents and any other person or entity affiliated with the Manager) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Trust or its security holders) arising out of or otherwise based upon the performance of any of the Manager’s duties or obligations under this Agreement or otherwise as an investment adviser of the Trust. Notwithstanding the preceding sentence of this Paragraph 12 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Trust or its security holders to which the Indemnified Parties would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or by reason of the reckless disregard of the Manager’s duties and obligations under this Agreement.

13.    Term and Continuation. This Agreement shall become effective on the date first written above (the “Effective Date”), subject to the condition that the Board of Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as defined under the 1940 Act) of either the Trust or the Manager, and a majority of the outstanding voting securities of the Trust, shall have approved this Agreement. Unless terminated as provided herein, the Agreement shall continue in full force and effect for two years following the Effective Date, and shall continue from year to year thereafter so long as such continuation is approved at least annually by either (i) the Board of Trustees, including a majority of those Trustees who are not parties to this Agreement or interested persons (as defined under the 1940 Act) of either the Trust or the Manager, or (ii) the affirmative vote of a majority of the outstanding voting securities of the Trust.

14.    Termination.

(a) This Agreement may be terminated at any time, without payment of any penalty, by the Board of Trustees of the Trust or by the affirmative vote of a majority of the outstanding voting securities of the Trust, upon sixty (60) days written notice to the Manager, and by the Manager upon sixty (60) days written notice to the Trust.

(b) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

15. Use of Name. It is understood that the name “Saba Capital Management, L.P.” or any trademark, trade name, service mark, or logo, or any variation of such trademark, service mark, or logo of the Manager or its affiliates, including but not limited to the mark “Saba®” (collectively, the “Saba Marks”) is the valuable property of the Manager and its affiliates, and that the Trust has the right to use such Saba Marks only so long as this Agreement or any subsequent agreement with the Manager in replacement of this Agreement shall continue with respect to such Trust. Upon termination of this Agreement without its replacement by a subsequent agreement, the Trust shall, as soon as is reasonably possible, discontinue all use of the Saba Marks and shall promptly amend its Declaration of Trust to change its name (if such Saba Marks are included therein).

18. Applicable Law.

(a) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder of this Agreement shall not be affected thereby.

(b) The term “majority of the outstanding voting securities” of the Trust shall have the meaning as set forth in the 1940 Act.

(c) This Agreement shall be governed by the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law principles thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction; provided, that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisors Act of 1940, as amended, or any rules or orders of the SEC thereunder.

19. Limitation of Liability for Claims. The Manager is hereby expressly put on notice of the limitation of liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets, and the Manager shall not seek satisfaction of any such obligation from the shareholders of the Trust or from any trustee, officer, employee or agent of the Trust.

20. Excess Brokerage Commissions. The Manager is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Trust to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Manager determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Trust’s portfolio, and constitutes the best net results for the Trust.

21. Responsibility of Dual Directors, Officers and/or Employees. If any person who is a manager, partner, officer or employee of the Manager or its affiliates is or becomes a director, officer, partner and/or employee of the Trust and acts as such in any business of the Trust, then such manager, partner, officer and/or employee of the Manager or its affiliates shall be deemed to be acting in such capacity solely for the Trust, and not as a manager, partner, officer or employee of the Manager or its affiliates or under the control or direction of the Manager, even if paid by the Manager or an affiliate thereof.

22.    Amendment of Agreement. This Agreement may be amended only by written agreement of the Manager and the Trust and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder.

23.    Proxy Voting. The Manager shall be responsible for voting any proxies solicited by an issuer of securities held by the Trust in the best interest of the Trust and in accordance with the Manager’s proxy voting policies and procedures, as any such proxy voting policies and procedures may be amended from time to time. The Manager’s proxy voting policies and procedures, and any amendment thereto will be subject to Board of Trustee’s approval. The Trust has been provided with a copy of the Manager’s proxy voting policies and procedures and has been informed as to how it can obtain further information from the Manager regarding proxy voting activities undertaken on behalf of the Trust. In accordance with its provisions of managerial services to the Trust hereunder, the Manager shall be responsible for reporting the Trust’s proxy voting activities, as required, through periodic filings on Form N-PX or any successor form thereto.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

SABA CAPITAL INCOME & OPPORTUNITIES FUND

By:
Name:
Title:

SABA CAPITAL MANAGEMENT, L.P.

By:
Name:
Title:

SCHEDULE A

with respect to the

INVESTMENT MANAGEMENT AGREEMENT

between

SABA CAPITAL INCOME & OPPORTUNITIES FUND

and

SABA CAPITAL MANAGEMENT, L.P.

Series	Annual Management Fee (as a percentage of Managed Assets*)

Saba Capital Income & Opportunities Fund	1.05%

*

“Managed Assets” shall mean the Trust’s average daily gross asset value, minus the sum of the Trust’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Trust and the liquidation preference of any outstanding preferred shares).

APPENDIX B

EXPENSE LIMITATION AGREEMENT

TO BE INSERTED

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF

VOYA PRIME RATE TRUST

FOR THE SPECIAL MEETING OF SHAREHOLDERS

[___], 2021

The undersigned Shareholder of Voya Prime Rate Trust (the “Fund”) acknowledges receipt of the Notice of Special Meeting of Shareholders and hereby appoints [____] and [_____], and each of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the common shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders. They will be able to participate in the Special Meeting, vote and submit questions via live webcast by visiting [____]. Prior to the Special Meeting they will be able to vote electronically at [____].

THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED BELOW; where no choice is specified, it will be voted FOR Proposals 1, 2, 3, 4, 5 and 6, and in the discretion of the proxies with respect to such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

Please vote, sign and date this proxy on the reverse side and return it promptly in the enclosed envelope.

SPECIAL MEETING OF SHAREHOLDERS

VOYA PRIME RATE TRUST

[____], 2021

VOTE BY INTERNET — [____]

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Voya Prime Rate Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE — [____]

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Voya Prime Rate Trust, [____].

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD

IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE

Please Detach and Mail in the Envelope Provided

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4, 5 AND 6.

1. To approve the New Investment Management Agreement between the Fund and Saba Capital Management, L.P. in connection with the Adviser Transition as defined in the Proxy Statement.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. To remove the Fund’s fundamental investment restriction relating to investing in warrants.	☐	☐	☐

3. To remove the Fund’s fundamental investment restriction relating to purchasing or selling equity securities, engaging in short-selling and the use of certain option arrangements.	☐	☐	☐

4. To remove the Fund’s fundamental investment restriction relating to investing in other investment companies.	☐	☐	☐

5. To approve a change of the investment objective and to make the investment objective non-fundamental;	☐	☐	☐

6. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.	☐	☐	☐

To transact such other business as may properly come before the Special Meeting or any postponement or adjournment thereof.

IMPORTANT: Please sign your names exactly as shown hereon and date your proxy in the blank provided. For joint accounts, each joint owner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation or partnership, please sign in full corporate or partnership name by a duly authorized officer or partner.

SIGNATURE	DATE	SIGNATURE	DATE

IF HELD JOINTLY